UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2007

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	0-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 435-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On February 15, 2007, Nanometrics Incorporated (the “Company”) issued a press release announcing preliminary financial results for the quarter and fiscal year ended December 30, 2006. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition to the Company’s operating results that were presented in accordance with Generally Accepted Accounting Principals or GAAP, the earnings release also includes adjusted net income and adjusted net income per share, which are non-GAAP performance measures as described in Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act of 1934”). Adjusted net income consists of net income excluding certain non-cash charges related to the amortization of intangible assets associated with the Company’s recent acquisitions of Soluris and Accent Optical as well as stock-based compensation charges.

The Company believes that the supplemental presentation of non-GAAP net income and non-GAAP net income per share provides important information to investors regarding financial and business trends relating to the Company’s financial condition and results of operations. Moreover, investors and analysts have consistently requested this information from the Company’s management during the quarterly earnings release call. The Company believes the presentation of adjusted non-GAAP results is useful to investors for analyzing ongoing business trends, comparing performance to prior periods, and enhancing the investor’s ability to view the Company’s results from management’s perspective.

The earnings release also includes a reconciliation of the non-GAAP performance measures with the most directly comparable financial measure calculated and presented in accordance with GAAP as required by Regulation G.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 nor otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Nanometrics Incorporated dated February 15, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2007	NANOMETRICS INCORPORATED

/s/ Douglas J. McCutcheon
Douglas J. McCutcheon Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release issued by Nanometrics Incorporated dated February 15, 2007.